Acquisitions	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions
Acquisitions and dispositions

We sometimes structure our acquisitions with both an initial payment and later contingent payments tied to post-closing revenue or income growth. Contingent payments totaled $2 million in 2017.

At Dec. 31, 2017, we are potentially obligated to pay additional consideration which, using reasonable assumptions, could range from $0 million to $16 million over the next two years, but could be higher as certain of the arrangements do not contain a contractual maximum. The acquisitions and dispositions described below did not have a material impact on BNY Mellon’s results of operations.

Acquisition in 2016

On April 1, 2016, BNY Mellon acquired the assets of Atherton Lane Advisers, LLC, a U.S.-based investment manager with approximately $2.45 billion in AUM and servicer for approximately 700 high-net-worth clients, for cash of $38 million, plus contingent payments measured at $22 million. Goodwill related to this acquisition totaled $29 million and is included in the Investment Management business. The customer relationship intangible asset related to this acquisition is included in the Investment Management business, with an estimated life of 14 years, and totaled $30 million at acquisition.

Acquisition in 2015

On Jan. 2, 2015, BNY Mellon acquired Cutwater Asset Management, a U.S.-based, fixed income and solutions specialist with approximately $23 billion in AUM.

Disposition in 2015

On July 31, 2015, BNY Mellon sold Meriten Investment Management GmbH, a German-based investment management boutique, for $40 million. As a result of this sale, we recorded an after-tax loss of $12 million. Goodwill of $22 million and customer relationship intangible assets of $9 million were removed from the balance sheet as a result of this sale.